RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
December 31, 2012

Investors:
RenaissanceRe Holdings Ltd.
Rohan Pai
Director of Investor Relations
T: +1 441 295 4513

Media:
Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2 - 3
b.	Consolidated Segment Underwriting Results	4 - 5
c.	Reinsurance Segment - Unit Underwriting Results	6 - 7
d.	Gross Premiums Written and Managed Premiums	8 - 9
e.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	10 - 11

Balance Sheets
a.	Summary Consolidated Balance Sheets	12

Investments
a.	Investment Portfolio - Composition	13
b.	Summary of Other Investments	14
c.	Investment Income	15
d.	Investment Portfolio - Effective Yield and Credit Rating	16
e.	Investment Portfolio - Change in Portfolio Composition	17
f.	Fixed Maturity Investments - Corporate Sector	18
g.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	18

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	19
b.	Paid to Incurred Analysis	20

Other Items
a.	Earnings (Loss) per Share	21
b.	Equity in Earnings (Losses) of Other Ventures	22
c.	Other Income (Loss)	22
d.	Ratings	23

Comments on Regulation G		24 - 25

RenaissanceRe Holdings Ltd.
Basis of Presentation
This financial supplement includes certain non-GAAP financial measures including “operating income (loss) available (attributable) to RenaissanceRe common shareholders”, “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 24 and 25 for Comments on Regulation G.
As of December 31, 2012, the results of operations of the Company's former Insurance segment have been included in the Company's Other category, and all prior periods presented herein have been reclassified to conform with the current year presentation.
RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company's business consists of two reportable segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain property catastrophe and specialty joint ventures managed by Company's ventures unit, and (2) Lloyd's, which includes reinsurance and insurance business written through RenaissanceRe Syndicate 1458 (“Syndicate 1458”).
Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.
Financial Highlights

	Three months ended		Twelve months ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Highlights
Gross premiums written	$83,745	$42,970	$1,551,591	$1,434,976
Net premiums written	77,417	29,193	1,102,657	1,012,773
Net premiums earned	283,651	199,109	1,069,355	951,049
Net claims and claim expenses incurred	186,893	3,551	325,211	861,179
Underwriting income (loss)	4,252	127,089	451,301	(177,172)
Net investment income	40,497	52,331	167,375	118,000
Net income (loss) available (attributable) to RenaissanceRe common shareholders	41,655	81,771	566,014	(92,235)
Net realized and unrealized gains on investments	10,617	23,920	163,991	70,668
Net other-than-temporary impairments	—	(103)	(343)	(552)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	31,038	57,954	402,366	(162,393)
Total assets	$7,928,628	$7,744,912	$7,928,628	$7,744,912
Total shareholders' equity attributable to RenaissanceRe	$3,503,065	$3,605,193	$3,503,065	$3,605,193
Per share data
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$0.87	$1.58	$11.23	$(1.84)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$0.65	$1.11	$7.93	$(3.22)
Dividends per common share	$0.27	$0.26	$1.08	$1.04
Book value per common share	$68.14	$59.27	$68.14	$59.27
Tangible book value per common share (1)	$67.28	$58.45	$67.28	$58.45
Tangible book value per common share plus accumulated dividends (1)	$79.28	$69.37	$79.28	$69.37
Change in tangible book value per common share plus change in accumulated dividends (1)	0.3%	3.1%	17.0%	(1.8)%
Financial ratios
Net claims and claim expense ratio - current accident year	78.7%	19.1%	45.2%	104.4%
Net claims and claim expense ratio - prior accident years	(12.8)%	(17.3)%	(14.8)%	(13.8)%
Net claims and claim expense ratio - calendar year	65.9%	1.8%	30.4%	90.6%
Underwriting expense ratio	32.6%	34.4%	27.4%	28.0%
Combined ratio	98.5%	36.2%	57.8%	118.6%
Operating return on average common equity - annualized (1)	3.9%	7.7%	12.6%	(5.3)%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Revenues
Gross premiums written	$83,745	$136,359	$667,336	$664,151	$42,970
Net premiums written	$77,417	$105,035	$427,630	$492,575	$29,193
Decrease (increase) in unearned premiums	206,234	157,588	(183,214)	(213,910)	169,916
Net premiums earned	283,651	262,623	244,416	278,665	199,109
Net investment income	40,497	45,164	14,743	66,971	52,331
Net foreign exchange gains (losses)	1,272	3,001	2,410	(1,460)	(400)
Equity in earnings (losses) of other ventures	6,612	4,310	6,846	5,470	(22,702)
Other income (loss)	5,781	(881)	11,289	(39,094)	(43,648)
Net realized and unrealized gains on investments	10,617	76,258	31,003	46,113	23,920
Total other-than-temporary impairments	—	—	(234)	(161)	(132)
Portion recognized in other comprehensive income, before taxes	—	—	25	27	29
Net other-than-temporary impairments	—	—	(209)	(134)	(103)
Total revenues	348,430	390,475	310,498	356,531	208,507
Expenses
Net claims and claim expenses incurred	186,893	73,215	49,551	15,552	3,551
Acquisition expenses	39,385	24,438	25,608	24,111	25,101
Operational expenses	53,121	42,390	41,407	42,383	43,368
Corporate expenses	3,964	3,850	4,067	4,811	8,607
Interest expense	5,772	5,891	5,716	5,718	5,721
Total expenses	289,135	149,784	126,349	92,575	86,348
Income from continuing operations before taxes	59,295	240,691	184,149	263,956	122,159
Income tax (expense) benefit	(424)	(144)	(898)	37	(2,945)
Income from continuing operations	58,871	240,547	183,251	263,993	119,214
Income (loss) from discontinued operations	1,121	(54)	1,393	(173)	(3,305)
Net income	59,992	240,493	184,644	263,820	115,909
Net income attributable to noncontrolling interests	(9,692)	(51,083)	(33,624)	(53,641)	(25,388)
Net income attributable to RenaissanceRe	50,300	189,410	151,020	210,179	90,521
Dividends on preference shares	(8,645)	(8,750)	(8,750)	(8,750)	(8,750)
Net income available to RenaissanceRe common shareholders	$41,655	$180,660	$142,270	$201,429	$81,771
Income from continuing operations available to RenaissanceRe common shareholders per common share - basic	$0.86	$3.67	$2.75	$3.93	$1.66
Income (loss) from discontinued operations available (attributable) to RenaissanceRe common shareholders per common share - basic	0.02	—	0.03	—	(0.07)
Net income available to RenaissanceRe common shareholders per common share - basic	$0.88	$3.67	$2.78	$3.93	$1.59
Income from continuing operations available to RenaissanceRe common shareholders per common share - diluted	0.85	3.62	2.72	$3.88	$1.64
Income (loss) from discontinued operations available (attributable) to RenaissanceRe common shareholders per common share - diluted	0.02	—	0.03	—	(0.06)
Net income available to RenaissanceRe common shareholders per common share - diluted	$0.87	$3.62	$2.75	$3.88	$1.58
Operating income available to RenaissanceRe common shareholders per common share (1)	$0.65	$2.07	$2.14	$2.98	$1.11
Operating return on average common equity - annualized (1)	3.9%	12.7%	13.7%	19.7%	7.7%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Twelve months ended
	December 31, 2012	December 31, 2011
Revenues
Gross premiums written	$1,551,591	$1,434,976
Net premiums written	$1,102,657	$1,012,773
Increase in unearned premiums	(33,302)	(61,724)
Net premiums earned	1,069,355	951,049
Net investment income	167,375	118,000
Net foreign exchange gains (losses)	5,223	(6,911)
Equity in earnings (losses) of other ventures	23,238	(36,533)
Other loss	(22,905)	(685)
Net realized and unrealized gains on investments	163,991	70,668
Total other-than-temporary impairments	(395)	(630)
Portion recognized in other comprehensive income, before taxes	52	78
Net other-than-temporary impairments	(343)	(552)
Total revenues	1,405,934	1,095,036
Expenses
Net claims and claim expenses incurred	325,211	861,179
Acquisition expenses	113,542	97,376
Operational expenses	179,301	169,666
Corporate expenses	16,692	18,264
Interest expense	23,097	23,368
Total expenses	657,843	1,169,853
Income (loss) from continuing operations before taxes	748,091	(74,817)
Income tax (expense) benefit	(1,429)	315
Income (loss) from continuing operations	746,662	(74,502)
Income (loss) from discontinued operations	2,287	(15,890)
Net income (loss)	748,949	(90,392)
Net (income) loss attributable to noncontrolling interests	(148,040)	33,157
Net income (loss) attributable to RenaissanceRe	600,909	(57,235)
Dividends on preference shares	(34,895)	(35,000)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$566,014	$(92,235)
Income (loss) from continuing operations available (attributable) to RenaissanceRe common shareholders per common share - basic	$11.35	$(1.53)
Income (loss) from discontinued operations available (attributable) to RenaissanceRe common shareholders per common share - basic	0.05	(0.31)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$11.40	$(1.84)
Income (loss) from continuing operations available (attributable) to RenaissanceRe common shareholders per common share - diluted	11.18	(1.53)
Income (loss) from discontinued operations available (attributable) to RenaissanceRe common shareholders per common share - diluted	0.05	(0.31)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$11.23	$(1.84)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share (1)	$7.93	$(3.22)
Operating return on average common equity - annualized (1)	12.6%	(5.3)%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended December 31, 2012
	Reinsurance	Lloyd's	Other	Eliminations	Total
Gross premiums written	$57,656	$26,151	$—	$(62)	$83,745
Net premiums written	$51,416	$25,702	$299		$77,417
Net premiums earned	$247,950	$35,402	$299		$283,651
Net claims and claim expenses incurred	151,130	29,950	5,813		186,893
Acquisition expenses	32,749	6,635	1		39,385
Operational expenses	39,689	13,285	147		53,121
Underwriting income (loss)	$24,382	$(14,468)	$(5,662)		$4,252

Net claims and claim expenses incurred - current accident year	$190,473	$32,747	$—		$223,220
Net claims and claim expenses incurred - prior accident years	(39,343)	(2,797)	5,813		(36,327)
Net claims and claim expenses incurred - total	$151,130	$29,950	$5,813		$186,893

Net claims and claim expense ratio - current accident year	76.8%	92.5%	—%		78.7%
Net claims and claim expense ratio - prior accident years	(15.8)%	(7.9)%	1,944.1%		(12.8)%
Net claims and claim expense ratio - calendar year	61.0%	84.6%	1,944.1%		65.9%
Underwriting expense ratio	29.2%	56.3%	49.5%		32.6%
Combined ratio	90.2%	140.9%	1,993.6%		98.5%

	Three months ended December 31, 2011
	Reinsurance	Lloyd's	Other	Eliminations	Total
Gross premiums written	$19,290	$23,711	$(31)	$—	$42,970
Net premiums written	$7,332	$21,671	$190		$29,193
Net premiums earned	$176,124	$22,682	$303		$199,109
Net claims and claim expenses incurred	(13,484)	19,976	(2,941)		3,551
Acquisition expenses	20,791	4,252	58		25,101
Operational expenses	33,525	9,565	278		43,368
Underwriting income (loss)	$135,292	$(11,111)	$2,908		$127,089

Net claims and claim expenses incurred - current accident year	$18,484	$19,754	$(129)		$38,109
Net claims and claim expenses incurred - prior accident years	(31,968)	222	(2,812)		(34,558)
Net claims and claim expenses incurred - total	$(13,484)	$19,976	$(2,941)		$3,551

Net claims and claim expense ratio - current accident year	10.5%	87.1%	(42.6)%		19.1%
Net claims and claim expense ratio - prior accident years	(18.2)%	1.0%	(928.0)%		(17.3)%
Net claims and claim expense ratio - calendar year	(7.7)%	88.1%	(970.6)%		1.8%
Underwriting expense ratio	30.9%	60.9%	110.9%		34.4%
Combined ratio	23.2%	149.0%	(859.7)%		36.2%
(1) Represents $0.1 million of gross premiums ceded from the Reinsurance segment to the Lloyd's segment for the three months ended December 31, 2012 (2011 - $Nil).

4

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Twelve months ended December 31, 2012
	Reinsurance	Lloyd's	Other	Eliminations (1)	Total
Gross premiums written	$1,392,094	$159,987	$—	$(490)	$1,551,591
Net premiums written	$967,587	$135,131	$(61)		$1,102,657
Net premiums earned	$946,423	$122,968	$(36)		$1,069,355
Net claims and claim expenses incurred	242,022	80,242	2,947		325,211
Acquisition expenses	90,491	22,864	187		113,542
Operational expenses	132,935	45,680	686		179,301
Underwriting income (loss)	$480,975	$(25,818)	$(3,856)		$451,301

Net claims and claim expenses incurred - current accident year	$386,736	$96,444	$—		$483,180
Net claims and claim expenses incurred - prior accident years	(144,714)	(16,202)	2,947		(157,969)
Net claims and claim expenses incurred - total	$242,022	$80,242	$2,947		$325,211

Net claims and claim expense ratio - current accident year	40.9%	78.4%	—%		45.2%
Net claims and claim expense ratio - prior accident years	(15.3)%	(13.1)%	(8,186.1)%		(14.8)%
Net claims and claim expense ratio - calendar year	25.6%	65.3%	(8,186.1)%		30.4%
Underwriting expense ratio	23.6%	55.7%	(2,425.0)%		27.4%
Combined ratio	49.2%	121.0%	(10,611.1)%		57.8%

	Twelve months ended December 31, 2011
	Reinsurance	Lloyd's	Other	Eliminations (1)	Total
Gross premiums written	$1,323,187	$111,584	$282	$(77)	$1,434,976
Net premiums written	$913,499	$98,617	$657		$1,012,773
Net premiums earned	$873,088	$76,386	$1,575		$951,049
Net claims and claim expenses incurred	783,704	73,259	4,216		861,179
Acquisition expenses	82,978	14,031	367		97,376
Operational expenses	131,251	36,732	1,683		169,666
Underwriting loss	$(124,845)	$(47,636)	$(4,691)		$(177,172)

Net claims and claim expenses incurred - current accident year	$920,602	$72,781	$(215)		$993,168
Net claims and claim expenses incurred - prior accident years	(136,898)	478	4,431		(131,989)
Net claims and claim expenses incurred - total	$783,704	$73,259	$4,216		$861,179

Net claims and claim expense ratio - current accident year	105.4%	95.3%	(13.7)%		104.4%
Net claims and claim expense ratio - prior accident years	(15.6)%	0.6%	281.4%		(13.8)%
Net claims and claim expense ratio - calendar year	89.8%	95.9%	267.7%		90.6%
Underwriting expense ratio	24.5%	66.5%	130.1%		28.0%
Combined ratio	114.3%	162.4%	397.8%		118.6%
(1) Represents $0.5 million of gross premiums ceded from the Reinsurance segment to the Lloyd's segment for the twelve months ended December 31, 2012 (2011 - $0.1 million).

5

RenaissanceRe Holdings Ltd.
Reinsurance Segment - Unit Underwriting Results

	Three months ended December 31, 2012
	Catastrophe	Specialty	Total
Gross premiums written	$23,524	$34,132	$57,656
Net premiums written	$18,351	$33,065	$51,416
Net premiums earned	$205,240	$42,710	$247,950
Net claims and claim expenses incurred	137,429	13,701	151,130
Acquisition expenses	25,229	7,520	32,749
Operational expenses	31,053	8,636	39,689
Underwriting income	$11,529	$12,853	$24,382

Net claims and claim expenses incurred - current accident year	$161,913	$28,560	$190,473
Net claims and claim expenses incurred - prior accident years	(24,484)	(14,859)	(39,343)
Net claims and claim expenses incurred - total	$137,429	$13,701	$151,130

Net claims and claim expense ratio - current accident year	78.9%	66.9%	76.8%
Net claims and claim expense ratio - prior accident years	(11.9)%	(34.8)%	(15.8)%
Net claims and claim expense ratio - calendar year	67.0%	32.1%	61.0%
Underwriting expense ratio	27.4%	37.8%	29.2%
Combined ratio	94.4%	69.9%	90.2%

	Three months ended December 31, 2011
	Catastrophe	Specialty	Total
Gross premiums written	$(1,845)	$21,135	$19,290
Net premiums written	$(13,350)	$20,682	$7,332
Net premiums earned	$139,505	$36,619	$176,124
Net claims and claim expenses incurred	237	(13,721)	(13,484)
Acquisition expenses	16,224	4,567	20,791
Operational expenses	25,468	8,057	33,525
Underwriting income	$97,576	$37,716	$135,292

Net claims and claim expenses incurred - current accident year	$26,857	$(8,373)	$18,484
Net claims and claim expenses incurred - prior accident years	(26,620)	(5,348)	(31,968)
Net claims and claim expenses incurred - total	$237	$(13,721)	$(13,484)

Net claims and claim expense ratio - current accident year	19.3%	(22.9)%	10.5%
Net claims and claim expense ratio - prior accident years	(19.1)%	(14.6)%	(18.2)%
Net claims and claim expense ratio - calendar year	0.2%	(37.5)%	(7.7)%
Underwriting expense ratio	29.9%	34.5%	30.9%
Combined ratio	30.1%	(3.0)%	23.2%

6

RenaissanceRe Holdings Ltd.
Reinsurance Segment - Unit Underwriting Results

	Twelve months ended December 31, 2012
	Catastrophe	Specialty	Total
Gross premiums written	$1,182,207	$209,887	$1,392,094
Net premiums written	$766,035	$201,552	$967,587
Net premiums earned	$781,738	$164,685	$946,423
Net claims and claim expenses incurred	165,209	76,813	242,022
Acquisition expenses	66,665	23,826	90,491
Operational expenses	103,811	29,124	132,935
Underwriting income	$446,053	$34,922	$480,975

Net claims and claim expenses incurred - current accident year	$275,777	$110,959	$386,736
Net claims and claim expenses incurred - prior accident years	(110,568)	(34,146)	(144,714)
Net claims and claim expenses incurred - total	$165,209	$76,813	$242,022

Net claims and claim expense ratio - current accident year	35.3%	67.4%	40.9%
Net claims and claim expense ratio - prior accident years	(14.2)%	(20.8)%	(15.3)%
Net claims and claim expense ratio - calendar year	21.1%	46.6%	25.6%
Underwriting expense ratio	21.8%	32.2%	23.6%
Combined ratio	42.9%	78.8%	49.2%

	Twelve months ended December 31, 2011
	Catastrophe	Specialty	Total
Gross premiums written	$1,177,296	$145,891	$1,323,187
Net premiums written	$773,560	$139,939	$913,499
Net premiums earned	$737,545	$135,543	$873,088
Net claims and claim expenses incurred	770,350	13,354	783,704
Acquisition expenses	62,882	20,096	82,978
Operational expenses	100,932	30,319	131,251
Underwriting (loss) income	$(196,619)	$71,774	$(124,845)

Net claims and claim expenses incurred - current accident year	$829,487	$91,115	$920,602
Net claims and claim expenses incurred - prior accident years	(59,137)	(77,761)	(136,898)
Net claims and claim expenses incurred - total	$770,350	$13,354	$783,704

Net claims and claim expense ratio - current accident year	112.5%	67.2%	105.4%
Net claims and claim expense ratio - prior accident years	(8.1)%	(57.3)%	(15.6)%
Net claims and claim expense ratio - calendar year	104.4%	9.9%	89.8%
Underwriting expense ratio	22.3%	37.1%	24.5%
Combined ratio	126.7%	47.0%	114.3%

7

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Three months ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Reinsurance Segment
Renaissance catastrophe premiums	$13,743	$44,699	$345,094	$330,427	$(652)
Renaissance specialty premiums	34,132	37,932	35,778	99,545	21,117
Total Renaissance premiums	47,875	82,631	380,872	429,972	20,465
DaVinci catastrophe premiums	9,781	25,006	234,644	178,813	(1,193)
DaVinci specialty premiums	—	—	1,523	977	18
Total DaVinci premiums	9,781	25,006	236,167	179,790	(1,175)
Total catastrophe unit premiums	23,524	69,705	579,738	509,240	(1,845)
Total specialty unit premiums	34,132	37,932	37,301	100,522	21,135
Total Reinsurance segment gross premiums written	$57,656	$107,637	$617,039	$609,762	$19,290

Lloyd's Segment
Specialty	$24,390	$26,455	$32,925	$39,329	$22,570
Catastrophe	1,761	2,267	17,372	15,488	1,141
Total Lloyd's segment gross premiums written	$26,151	$28,722	$50,297	$54,817	$23,711

Other
Commercial property	$—	$—	$—	$—	$(31)
Total Other gross premiums written	$—	$—	$—	$—	$(31)

Managed Premiums (1)
Total catastrophe unit gross premiums written	$23,524	$69,705	$579,738	$509,240	$(1,845)
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	1,781	5,382	31,180	34,305	1,497
Catastrophe premiums written in the Lloyd's segment	1,761	2,267	17,372	15,488	1,141
Total managed catastrophe premiums (1)	$27,066	$77,354	$628,290	$559,033	$793
(1) See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2) Top Layer Re is accounted for under the equity method of accounting.

8

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Twelve months ended
	December 31, 2012	December 31, 2011
Reinsurance Segment
Renaissance catastrophe premiums	$733,963	$742,236
Renaissance specialty premiums	207,387	144,192
Total Renaissance premiums	941,350	886,428
DaVinci catastrophe premiums	448,244	435,060
DaVinci specialty premiums	2,500	1,699
Total DaVinci premiums	450,744	436,759
Total catastrophe unit premiums	1,182,207	1,177,296
Total specialty unit premiums	209,887	145,891
Total Reinsurance segment gross premiums written	$1,392,094	$1,323,187

Lloyd's Segment
Specialty	$123,099	$83,641
Catastrophe	36,888	27,943
Total Lloyd's segment gross premiums written	$159,987	$111,584

Other
Commercial property	$—	$282
Total Other gross premiums written	$—	$282

Managed Premiums (1)
Total catastrophe unit gross premiums written	$1,182,207	$1,177,296
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	72,648	55,483
Catastrophe premiums written in the Lloyd's segment	36,888	27,943
Total managed catastrophe premiums (1)	$1,291,743	$1,260,722
(1) See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2) Top Layer Re is accounted for under the equity method of accounting.

9

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Revenues
Gross premiums written	$9,781	$25,006	$236,167	$179,790	$(1,175)
Net premiums written	$7,012	$18,554	$185,088	$154,680	$(3,264)
Decrease (increase) in unearned premiums	89,922	72,039	(104,070)	(59,543)	74,533
Net premiums earned	96,934	90,593	81,018	95,137	71,269
Net investment income	8,036	8,146	4,109	10,527	9,501
Net foreign exchange gains (losses)	804	1,115	1,465	76	(461)
Other loss	(1,161)	(1,384)	(1,222)	(462)	(799)
Net realized and unrealized gains on fixed maturity investments	790	21,553	7,025	16,666	5,915
Total revenues	105,403	120,023	92,395	121,944	85,425
Expenses
Net claims and claim expenses incurred	66,994	10,170	14,213	1,924	12,566
Acquisition expenses	14,528	22,783	19,051	24,099	16,450
Operational and corporate expenses	10,291	10,740	11,902	12,301	10,655
Interest expense	1,833	1,980	1,985	2,040	1,936
Total expenses	93,646	45,673	47,151	40,364	41,607
Net income	11,757	74,350	45,244	81,580	43,818
Net income attributable to redeemable noncontrolling interest	(28)	(152)	(95)	(167)	(91)
Net income available to DaVinciRe common shareholders	$11,729	$74,198	$45,149	$81,413	$43,727

Net claims and claim expenses incurred - current accident year	$76,030	$14,330	$24,454	$14,826	$24,413
Net claims and claim expenses incurred - prior accident years	(9,036)	(4,160)	(10,241)	(12,902)	(11,847)
Net claims and claim expenses incurred - total	$66,994	$10,170	$14,213	$1,924	$12,566

Net claims and claim expense ratio - current accident year	78.4%	15.8%	30.2%	15.6%	34.3%
Net claims and claim expense ratio - prior accident years	(9.3)%	(4.6)%	(12.7)%	(13.6)%	(16.7)%
Net claims and claim expense ratio - calendar year	69.1%	11.2%	17.5%	2.0%	17.6%
Underwriting expense ratio	25.6%	37.0%	38.2%	38.3%	38.1%
Combined ratio	94.7%	48.2%	55.7%	40.3%	55.7%

10

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Twelve months ended
	December 31, 2012	December 31, 2011
Revenues
Gross premiums written	$450,744	$436,759
Net premiums written	$365,334	$361,818
Increase in unearned premiums	(1,652)	(11,385)
Net premiums earned	363,682	350,433
Net investment income	30,818	21,964
Net foreign exchange gains (losses)	3,460	(1,906)
Other (loss) income	(4,229)	8,976
Net realized and unrealized gains on fixed maturity investments	46,034	10,630
Total revenues	439,765	390,097
Expenses
Net claims and claim expenses incurred	93,301	394,090
Acquisition expenses	80,461	18,407
Operational and corporate expenses	45,234	32,859
Interest expense	7,838	6,185
Total expenses	226,834	451,541
Net income (loss)	212,931	(61,444)
Net (income) loss attributable to redeemable noncontrolling interest	(442)	111
Net income (loss) available (attributable) to DaVinciRe common shareholders	$212,489	$(61,333)

Net claims and claim expenses incurred - current accident year	$129,640	$414,984
Net claims and claim expenses incurred - prior accident years	(36,339)	(20,894)
Net claims and claim expenses incurred - total	$93,301	$394,090

Net claims and claim expense ratio - current accident year	35.6%	118.4%
Net claims and claim expense ratio - prior accident years	(9.9)%	(5.9)%
Net claims and claim expense ratio - calendar year	25.7%	112.5%
Underwriting expense ratio	34.5%	14.6%
Combined ratio	60.2%	127.1%

11

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Assets
Fixed maturity investments trading, at fair value	$4,665,421	$5,089,540	$4,948,955	$4,176,827	$4,291,465
Fixed maturity investments available for sale, at fair value	83,442	94,826	108,102	125,292	142,052
Total fixed maturity investments, at fair value	4,748,863	5,184,366	5,057,057	4,302,119	4,433,517
Short term investments, at fair value	821,163	679,356	654,912	1,172,839	905,477
Equity investments trading, at fair value	58,186	57,617	55,381	53,080	50,560
Other investments, at fair value	644,711	752,000	743,568	806,782	748,984
Investments in other ventures, under equity method	87,724	82,212	79,692	76,723	70,714
Total investments	6,360,647	6,755,551	6,590,610	6,411,543	6,209,252
Cash and cash equivalents	325,358	249,123	264,232	260,982	216,984
Premiums receivable	491,365	701,240	971,546	703,932	471,878
Prepaid reinsurance premiums	77,082	189,592	278,242	143,690	58,522
Reinsurance recoverable	192,512	209,490	198,777	279,398	404,029
Accrued investment income	33,478	37,327	35,938	30,782	33,523
Deferred acquisition costs	52,622	83,222	106,027	71,162	43,721
Receivable for investments sold	168,673	344,367	311,658	237,372	117,117
Other assets	218,405	215,008	193,798	205,660	180,992
Goodwill and other intangibles	8,486	8,588	8,690	9,077	8,894
Total assets	$7,928,628	$8,793,508	$8,959,518	$8,353,598	$7,744,912
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$1,879,377	$1,782,680	$1,801,247	$1,858,203	$1,992,354
Unearned premiums	399,517	718,261	964,499	646,733	347,655
Debt	351,775	358,595	354,293	351,999	353,620
Reinsurance balances payable	290,419	356,136	396,669	285,207	256,883
Payable for investments purchased	278,787	576,052	519,619	361,460	303,264
Other liabilities	253,438	206,709	173,433	242,257	211,369
Liabilities of discontinued operations held for sale	—	1,318	1,959	12,539	13,507
Total liabilities	3,453,313	3,999,751	4,211,719	3,758,398	3,478,652
Redeemable noncontrolling interest - DaVinciRe	968,259	950,822	900,878	796,743	657,727
Shareholders' Equity
Preference shares	400,000	550,000	550,000	550,000	550,000
Common shares	45,542	48,228	50,609	51,765	51,543
Additional paid-in capital	—	—	—	379	—
Accumulated other comprehensive income	13,622	14,067	12,531	12,988	11,760
Retained earnings	3,043,901	3,226,661	3,229,870	3,179,433	2,991,890
Total shareholders' equity attributable to RenaissanceRe	3,503,065	3,838,956	3,843,010	3,794,565	3,605,193
Noncontrolling interest	3,991	3,979	3,911	3,892	3,340
Total shareholders' equity	3,507,056	3,842,935	3,846,921	3,798,457	3,608,533
Total liabilities, noncontrolling interests and shareholders' equity	$7,928,628	$8,793,508	$8,959,518	$8,353,598	$7,744,912

Book value per common share	$68.14	$68.20	$65.07	$62.68	$59.27

12

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

	December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011
TYPE OF INVESTMENT
U.S. treasuries	$1,259,800	19.8%	$1,178,345	17.4%	$1,126,759	17.1%	$1,309,243	20.4%	$885,152	14.3%
Agencies	315,154	5.0%	426,067	6.3%	436,691	6.7%	343,575	5.4%	158,561	2.6%
Non-U.S. government (Sovereign debt)	133,198	2.1%	156,473	2.3%	177,231	2.7%	130,899	2.0%	227,912	3.7%
FDIC guaranteed corporate	—	—%	14,105	0.2%	29,386	0.4%	103,554	1.6%	423,630	6.8%
Non-U.S. government-backed corporate	349,514	5.5%	371,186	5.5%	393,875	6.0%	501,160	7.8%	641,082	10.3%
Corporate	1,615,207	25.4%	1,719,627	25.5%	1,664,722	25.3%	1,146,211	17.9%	1,206,904	19.4%
Agency mortgage-backed	408,531	6.4%	580,823	8.6%	592,355	9.0%	319,215	5.0%	441,749	7.1%
Non-agency mortgage-backed	248,339	3.9%	224,619	3.3%	153,674	2.3%	108,047	1.7%	104,771	1.7%
Commercial mortgage-backed	406,166	6.4%	499,491	7.4%	470,167	7.1%	329,343	5.1%	325,729	5.2%
Asset-backed	12,954	0.2%	13,630	0.2%	12,197	0.2%	10,872	0.2%	18,027	0.3%
Total fixed maturity investments, at fair value	4,748,863	74.7%	5,184,366	76.7%	5,057,057	76.8%	4,302,119	67.1%	4,433,517	71.4%
Short term investments, at fair value	821,163	12.9%	679,356	10.1%	654,912	9.9%	1,172,839	18.3%	905,477	14.6%
Equity investments trading, at fair value	58,186	0.9%	57,617	0.9%	55,381	0.8%	53,080	0.8%	50,560	0.8%
Other investments, at fair value	644,711	10.1%	752,000	11.1%	743,568	11.3%	806,782	12.6%	748,984	12.1%
Total managed investment portfolio	6,272,923	98.6%	6,673,339	98.7%	6,510,918	98.9%	6,334,820	98.8%	6,138,538	98.9%
Investments in other ventures, under equity method	87,724	1.4%	82,212	1.2%	79,692	1.2%	76,723	1.2%	70,714	1.1%
Total investments	$6,360,647	100.0%	$6,755,551	100.0%	$6,590,610	100.0%	$6,411,543	100.0%	$6,209,252	100.0%
CREDIT QUALITY OF FIXED MATURITY INVESTMENTS
AAA	$680,892	14.3%	$801,827	15.5%	$842,146	16.7%	$742,577	17.2%	$1,023,890	23.1%
AA	2,429,172	51.2%	2,690,342	51.9%	2,626,291	51.9%	2,459,756	57.2%	2,244,016	50.6%
A	844,698	17.8%	936,264	18.0%	917,152	18.1%	574,809	13.4%	631,479	14.2%
BBB	322,527	6.8%	336,207	6.5%	319,760	6.3%	272,616	6.3%	335,002	7.6%
Non-investment grade and not rated	471,574	9.9%	419,726	8.1%	351,708	7.0%	252,361	5.9%	199,130	4.5%
Total fixed maturity investments, at fair value	$4,748,863	100.0%	$5,184,366	100.0%	$5,057,057	100.0%	$4,302,119	100.0%	$4,433,517	100.0%
MATURITY PROFILE OF FIXED MATURITY INVESTMENTS
Due in less than one year	$433,074	9.1%	$417,722	8.0%	$405,636	8.0%	$386,259	9.0%	$619,845	14.0%
Due after one through five years	2,389,856	50.3%	2,633,322	50.8%	2,624,676	52.0%	2,367,344	55.0%	2,035,383	45.9%
Due after five through ten years	711,844	15.0%	671,408	13.0%	652,909	12.9%	646,091	15.0%	742,050	16.7%
Due after ten years	138,099	2.9%	143,351	2.8%	145,443	2.9%	134,948	3.1%	145,963	3.3%
Mortgage-backed securities	1,063,036	22.4%	1,304,933	25.2%	1,216,196	24.0%	756,605	17.6%	872,249	19.7%
Asset-backed securities	12,954	0.3%	13,630	0.2%	12,197	0.2%	10,872	0.3%	18,027	0.4%
Total fixed maturity investments, at fair value	$4,748,863	100.0%	$5,184,366	100.0%	$5,057,057	100.0%	$4,302,119	100.0%	$4,433,517	100.0%

Weighted average effective yield of fixed maturities and short term investments	1.4%		1.4%		1.8%		1.6%		1.9%
Average duration of fixed maturities and short term investments	2.2		2.2		2.2		2.3		2.6

13

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
TYPE OF INVESTMENT
Private equity partnerships	$344,669	$359,880	$360,268	$389,451	$367,909
Senior secured bank loan funds	202,929	279,839	269,317	266,141	257,870
Catastrophe bonds	91,310	106,319	106,470	95,827	70,999
Hedge funds	5,803	5,962	6,243	22,310	21,344
Non-U.S. fixed income funds	—	—	—	31,713	28,862
Miscellaneous other investments	—	—	1,270	1,340	2,000
Total other investments, at fair value	$644,711	$752,000	$743,568	$806,782	$748,984

TYPE OF INVESTMENT
Private equity partnerships	53.4%	47.9%	48.5%	48.2%	49.1%
Senior secured bank loan funds	31.5%	37.2%	36.2%	33.0%	34.4%
Catastrophe bonds	14.2%	14.1%	14.3%	11.9%	9.5%
Hedge funds	0.9%	0.8%	0.8%	2.8%	2.8%
Non-U.S. fixed income funds	—%	—%	—%	3.9%	3.9%
Miscellaneous other investments	—%	—%	0.2%	0.2%	0.3%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

14

RenaissanceRe Holdings Ltd.
Investment Income

	Three months ended					Twelve months ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Fixed maturity investments	$28,922	$24,785	$22,436	$26,333	$26,084	$102,476	$89,858
Short term investments	54	219	234	500	357	1,007	1,666
Equity investments trading	554	181	181	170	174	1,086	471
Other investments
Hedge funds and private equity investments	8,192	10,383	(10,413)	28,473	21,506	36,635	27,541
Other	5,902	12,737	4,975	14,170	6,458	37,784	8,458
Cash and cash equivalents	51	63	54	26	11	194	163
	43,675	48,368	17,467	69,672	54,590	179,182	128,157
Investment expenses	(3,178)	(3,204)	(2,724)	(2,701)	(2,259)	(11,807)	(10,157)
Net investment income	40,497	45,164	14,743	66,971	52,331	167,375	118,000

Gross realized gains	22,152	19,891	19,458	36,286	15,312	97,787	79,358
Gross realized losses	(3,650)	(2,811)	(3,294)	(6,950)	(7,787)	(16,705)	(30,659)
Net realized gains on fixed maturity investments	18,502	17,080	16,164	29,336	7,525	81,082	48,699
Net unrealized (losses) gains on fixed maturity investments trading	(8,454)	56,942	12,538	14,257	11,441	75,283	19,404
Net unrealized gains on equity investments trading	569	2,236	2,301	2,520	4,954	7,626	2,565
Net realized and unrealized gains on investments	10,617	76,258	31,003	46,113	23,920	163,991	70,668
Total other-than-temporary impairments	—	—	(234)	(161)	(132)	(395)	(630)
Portion recognized in other comprehensive income, before taxes	—	—	25	27	29	52	78
Net other-than-temporary impairments	—	—	(209)	(134)	(103)	(343)	(552)

Change in net unrealized gains on fixed maturity investments available for sale	(784)	1,326	(706)	778	697	614	(7,985)

Total investment income	$50,330	$122,748	$44,831	$113,728	$76,845	$331,637	$180,131

15

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
December 31, 2012	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$821,163	$821,163	12.9%	0.2%	$753,883	$63,737	$163	$3,371	$9	$—
		100.0%			91.8%	7.8%	—%	0.4%	—%	—%
Fixed maturity investments
U.S. treasuries	1,256,607	1,259,800	19.8%	0.4%	—	1,259,800	—	—	—	—
Agencies
Fannie Mae & Freddie Mac	289,884	292,098	4.6%	0.6%	—	292,098	—	—	—	—
Other agencies	22,865	23,056	0.4%	0.7%	—	23,056	—	—	—	—
Total agencies	312,749	315,154	5.0%	0.7%	—	315,154	—	—	—	—
Non-U.S. government (Sovereign debt)	128,207	133,198	2.1%	1.9%	66,653	23,914	6,828	21,767	13,793	243
Non-U.S. government-backed corporate	343,924	349,514	5.5%	0.7%	287,288	56,059	6,167	—	—	—
Corporate	1,552,194	1,615,207	25.4%	2.6%	25,361	263,541	765,050	280,598	265,045	15,612
Mortgage-backed
Residential mortgage-backed
Agency securities	404,423	408,531	6.4%	1.3%	—	408,531	—	—	—	—
Non-agency securities - Prime	124,832	131,819	2.1%	3.6%	17,159	7,402	6,247	8,286	92,725	—
Non-agency securities - Alt A	107,485	116,520	1.8%	5.2%	5,152	1,951	13,385	11,876	84,156	—
Total residential mortgage-backed	636,740	656,870	10.3%	2.5%	22,311	417,884	19,632	20,162	176,881	—
Commercial mortgage-backed	383,176	406,166	6.4%	1.7%	266,325	92,820	47,021	—	—	—
Total mortgage-backed	1,019,916	1,063,036	16.7%	2.2%	288,636	510,704	66,653	20,162	176,881	—
Asset-backed
Credit cards	4,270	4,623	0.1%	1.7%	4,623	—	—	—	—	—
Auto loans	2,119	2,238	—%	0.9%	2,238	—	—	—	—	—
Student loans	1,626	1,650	—%	1.0%	1,650	—	—	—	—	—
Other	4,195	4,443	0.1%	2.7%	4,443	—	—	—	—	—
Total asset-backed	12,210	12,954	0.2%	1.8%	12,954	—	—	—	—	—
Total securitized assets	1,032,126	1,075,990	16.9%	2.2%	301,590	510,704	66,653	20,162	176,881	—
Total fixed maturity investments	4,625,807	4,748,863	74.7%	1.6%	680,892	2,429,172	844,698	322,527	455,719	15,855
		100.0%			14.3%	51.2%	17.8%	6.8%	9.6%	0.3%
Equity investments trading		58,186	0.9%		—	—	—	—	—	58,186
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Private equity partnerships		344,669	5.4%		—	—	—	—	—	344,669
Senior secured bank loan funds		202,929	3.2%		—	—	—	—	172,334	30,595
Catastrophe bonds		91,310	1.4%		—	—	—	—	91,310	—
Hedge funds		5,803	0.1%		—	—	—	—	—	5,803
Total other investments		644,711	10.1%		—	—	—	—	263,644	381,067
		100.0%			—%	—%	—%	—%	40.9%	59.1%
Investments in other ventures		87,724	1.4%		—	—	—	—	—	87,724
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$6,360,647	100.0%		$1,434,775	$2,492,909	$844,861	$325,898	$719,372	$542,832
		100.0%			22.6%	39.2%	13.3%	5.1%	11.3%	8.5%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

16

RenaissanceRe Holdings Ltd.
Investment Portfolio - Change in Portfolio Composition

	December 31, 2012		December 31, 2011		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$821,163	12.9%	$905,477	14.6%	$(84,314)	(1.7)%
Fixed maturity investments
U.S. treasuries	1,259,800	19.8%	885,152	14.3%	374,648	5.5%
Agencies
Fannie Mae & Freddie Mac	292,098	4.6%	143,562	2.4%	148,536	2.2%
Other agencies	23,056	0.4%	14,999	0.2%	8,057	0.2%
Total agencies	315,154	5.0%	158,561	2.6%	156,593	2.4%
Non-U.S. government (Sovereign debt)	133,198	2.1%	227,912	3.7%	(94,714)	(1.6)%
FDIC guaranteed corporate	—	—%	423,630	6.8%	(423,630)	(6.8)%
Non-U.S. government-backed corporate	349,514	5.5%	641,082	10.3%	(291,568)	(4.8)%
Corporate	1,615,207	25.4%	1,206,904	19.4%	408,303	6.0%
Mortgage-backed
Residential mortgage-backed
Agency securities	408,531	6.4%	441,749	7.1%	(33,218)	(0.7)%
Non-agency securities - Prime	131,819	2.1%	68,678	1.1%	63,141	1.0%
Non-agency securities - Alt A	116,520	1.8%	36,093	0.6%	80,427	1.2%
Total residential mortgage-backed	656,870	10.3%	546,520	8.8%	110,350	1.5%
Commercial mortgage-backed	406,166	6.4%	325,729	5.2%	80,437	1.2%
Total mortgage-backed	1,063,036	16.7%	872,249	14.0%	190,787	2.7%
Asset-backed
Credit cards	4,623	0.1%	8,955	0.2%	(4,332)	(0.1)%
Auto loans	2,238	—%	—	—%	2,238	—%
Student loans	1,650	—%	1,287	—%	363	—%
Other	4,443	0.1%	7,785	0.1%	(3,342)	—%
Total asset-backed	12,954	0.2%	18,027	0.3%	(5,073)	(0.1)%
Total securitized assets	1,075,990	16.9%	890,276	14.3%	185,714	2.6%
Total fixed maturity investments	4,748,863	74.7%	4,433,517	71.4%	315,346	3.3%
Equity investments trading	58,186	0.9%	50,560	0.8%	7,626	0.1%
Other investments
Private equity partnerships	344,669	5.4%	367,909	5.9%	(23,240)	(0.5)%
Senior secured bank loan funds	202,929	3.2%	257,870	4.2%	(54,941)	(1.0)%
Catastrophe bonds	91,310	1.4%	70,999	1.1%	20,311	0.3%
Hedge funds	5,803	0.1%	21,344	0.3%	(15,541)	(0.2)%
Non-U.S. fixed income funds	—	—%	28,862	0.5%	(28,862)	(0.5)%
Miscellaneous other investments	—	—%	2,000	—%	(2,000)	—%
Total other investments	644,711	10.1%	748,984	12.1%	(104,273)	(2.0)%
Investments in other ventures	87,724	1.4%	70,714	1.1%	17,010	0.3%
Total managed investment portfolio	$6,360,647	100.0%	$6,209,252	100.0%	$151,395

17

RenaissanceRe Holdings Ltd.
Fixed Maturity Investments - Corporate Sector

	December 31, 2012
Sector	Total	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Financials	$697,161	$15,908	$148,549	$417,084	$61,095	$41,534	$12,991
Industrial, utilities and energy	342,474	6,908	32,997	125,294	103,725	71,852	1,698
Communications and technology	229,444	1,656	13,866	106,747	51,493	55,682	—
Consumer	157,828	—	11,036	54,766	37,648	53,533	845
Health care	110,827	—	52,523	30,802	3,372	24,130	—
Basic materials	60,068	—	—	22,649	21,258	16,083	78
Other	17,405	889	4,570	7,708	2,007	2,231	—
Total corporate fixed maturity investments, at fair value (1)	$1,615,207	$25,361	$263,541	$765,050	$280,598	$265,045	$15,612

Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	December 31, 2012
Issuer	Total	Short term investments	Fixed maturity investments
JP Morgan Chase & Co.	$64,532	$1,552	$62,980
General Electric Company	56,039	—	56,039
Bank of America Corp.	53,290	163	53,127
Goldman Sachs Group Inc.	52,126	—	52,126
Citigroup Inc.	47,160	—	47,160
HSBC Holdings PLC	37,872	—	37,872
Morgan Stanley	32,984	—	32,984
AT&T Inc.	27,881	—	27,881
BP PLC	21,920	—	21,920
Wells Fargo & Co.	20,587	—	20,587
Total (2)	$414,391	$1,715	$412,676

(1)	Excludes non-U.S. government-backed corporate fixed maturity investments, at fair value.

(2)	Excludes non-U.S. government-backed corporate fixed maturity investments, repurchase agreements and commercial paper, at fair value.

18

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
December 31, 2012
Catastrophe	$706,264	$222,208	$255,786	$1,184,258
Specialty	111,234	80,971	286,108	478,313
Total Reinsurance	817,498	303,179	541,894	1,662,571
Lloyd's	29,260	10,548	109,662	149,470
Other	17,016	8,522	41,798	67,336
Total	$863,774	$322,249	$693,354	$1,879,377

September 30, 2012
Catastrophe	$703,573	$229,511	$168,185	$1,101,269
Specialty	121,427	88,538	272,481	482,446
Total Reinsurance	825,000	318,049	440,666	1,583,715
Lloyd's	26,631	7,528	92,413	126,572
Other	19,556	8,478	44,359	72,393
Total	$871,187	$334,055	$577,438	$1,782,680

June 30, 2012
Catastrophe	$698,335	$306,158	$160,478	$1,164,971
Specialty	123,978	87,277	247,290	458,545
Total Reinsurance	822,313	393,435	407,768	1,623,516
Lloyd's	19,219	7,920	74,411	101,550
Other	21,605	8,336	46,240	76,181
Total	$863,137	$409,691	$528,419	$1,801,247

March 31, 2012
Catastrophe	$633,228	$243,651	$350,708	$1,227,587
Specialty	135,492	53,045	270,225	458,762
Total Reinsurance	768,720	296,696	620,933	1,686,349
Lloyd's	18,421	7,579	67,101	93,101
Other	20,810	5,338	52,605	78,753
Total	$807,951	$309,613	$740,639	$1,858,203

December 31, 2011
Catastrophe	$681,771	$271,990	$388,147	$1,341,908
Specialty	120,189	49,840	301,589	471,618
Total Reinsurance	801,960	321,830	689,736	1,813,526
Lloyd's	17,909	14,459	55,127	87,495
Other	32,944	3,515	54,874	91,333
Total	$852,813	$339,804	$799,737	$1,992,354

19

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended December 31, 2012			Three months ended December 31, 2011
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,782,680	$209,490	$1,573,190	$2,226,005	$434,553	$1,791,452
Incurred losses and loss expenses
Current year	272,586	49,366	223,220	95,744	57,635	38,109
Prior years	(37,667)	(1,340)	(36,327)	(32,914)	1,644	(34,558)
Total incurred losses and loss expenses	234,919	48,026	186,893	62,830	59,279	3,551
Paid losses and loss expenses
Current year	44,757	—	44,757	246,969	55,972	190,997
Prior years	93,465	65,004	28,461	49,512	33,831	15,681
Total paid losses and loss expenses	138,222	65,004	73,218	296,481	89,803	206,678
Reserve for losses and loss expenses, end of period	$1,879,377	$192,512	$1,686,865	$1,992,354	$404,029	$1,588,325

	Twelve months ended December 31, 2012			Twelve months ended December 31, 2011
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,992,354	$404,029	$1,588,325	$1,257,843	$101,711	$1,156,132
Incurred losses and loss expenses
Current year	555,410	72,230	483,180	1,415,144	421,976	993,168
Prior years	(151,919)	6,050	(157,969)	(144,657)	(12,668)	(131,989)
Total incurred losses and loss expenses	403,491	78,280	325,211	1,270,487	409,308	861,179
Paid losses and loss expenses
Current year	84,089	33	84,056	355,271	55,972	299,299
Prior years	432,379	289,764	142,615	180,705	51,018	129,687
Total paid losses and loss expenses	516,468	289,797	226,671	535,976	106,990	428,986
Reserve for losses and loss expenses, end of period	$1,879,377	$192,512	$1,686,865	$1,992,354	$404,029	$1,588,325

20

RenaissanceRe Holdings Ltd.
Earnings (Loss) per Share

	Three months ended
(common shares in thousands)	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Numerator:
Net income available to RenaissanceRe common shareholders	$41,655	$180,660	$142,270	$201,429	$81,771
Amount allocated to participating common shareholders (1)	(640)	(2,787)	(2,236)	(3,404)	(1,433)
	$41,015	$177,873	$140,034	$198,025	$80,338
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	46,442	48,394	50,278	50,377	50,501
Per common share equivalents of employee stock options and restricted shares	855	725	734	604	359
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	47,297	49,119	51,012	50,981	50,860

Basic income per RenaissanceRe common share	$0.88	$3.67	$2.78	$3.93	$1.59
Diluted income per RenaissanceRe common share	$0.87	$3.62	$2.75	$3.88	$1.58

	Twelve months ended
(common shares in thousands)	December 31, 2012	December 31, 2011
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$566,014	$(92,235)
Amount allocated to participating common shareholders (1)	(8,973)	(990)
	$557,041	$(93,225)
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share -
Weighted average common shares	48,873	50,747
Per common share equivalents of employee stock options and restricted shares	730	—
Denominator for diluted income (loss) per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions (2)	49,603	50,747

Basic income (loss) per RenaissanceRe common share	$11.40	$(1.84)
Diluted income (loss) per RenaissanceRe common share (2)	$11.23	$(1.84)

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's 2001 Stock Incentive Plan and Non-Employee Director Stock Incentive Plan.

(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings Per Share.

21

RenaissanceRe Holdings Ltd.
Equity in Earnings (Losses) of Other Ventures

	Three months ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Top Layer Re	$5,972	$4,970	$5,113	$4,737	$(22,617)
Tower Hill Companies	174	1,930	1,744	1,117	(348)
Other	466	(2,590)	(11)	(384)	263
Total equity in earnings (losses) of other ventures	$6,612	$4,310	$6,846	$5,470	$(22,702)

	Twelve months ended
	December 31, 2012	December 31, 2011
Top Layer Re	$20,792	$(37,471)
Tower Hill Companies	4,965	2,923
Other	(2,519)	(1,985)
Total equity in earnings (losses) of other ventures	$23,238	$(36,533)

Other Income (Loss)

	Three months ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Weather and energy risk management operations	$8,631	$172	$5,875	$(35,463)	$(41,314)
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	(3,255)	(3,696)	4,082	(1,779)	(2,381)
Other items	405	2,643	1,332	(1,852)	47
Total other income (loss)	$5,781	$(881)	$11,289	$(39,094)	$(43,648)

	Twelve months ended
	December 31, 2012	December 31, 2011
Gain on sale of NBIC	$—	$4,836
Mark-to-market on Platinum warrant	—	2,975
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	(4,648)	37,414
Weather and energy risk management operations	(20,785)	(45,030)
Other items	2,528	(880)
Total other loss	$(22,905)	$(685)

22

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P (4)	Moody's	Fitch
REINSURANCE SEGMENT (1)
Renaissance Reinsurance	A+	AA-	A1	A+
DaVinci	A	A+	A3	—
Glencoe	A	A	—	—
Top Layer Re	A+	AA	—	—
Renaissance Reinsurance of Europe	A+	AA-	—	—

LLOYD'S SEGMENT
Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	A+

RENAISSANCERE (3)	—	Excellent	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for the companies in the Reinsurance segment reflect the insurer's financial strength rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent its financial strength rating.
(3) The S&P rating for RenaissanceRe represents rating on its Enterprise Risk Management practices.
(4) The S&P ratings for the companies in the Reinsurance segment reflect, in addition to the insurer's financial strength rating, the insurer's issuer credit rating.

23

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments from continuing and discontinued operations, net other-than-temporary impairments from continuing and discontinued operations. The Company's management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio and equity investments trading. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income (loss) available (attributable) to RenaissanceRe common shareholders to operating income (loss) available (attributable) to RenaissanceRe common shareholders; 2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended					Twelve months ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$41,655	$180,660	$142,270	$201,429	$81,771	$566,014	$(92,235)
Adjustment for net realized and unrealized gains on investments of continuing operations	(10,617)	(76,258)	(31,003)	(46,113)	(23,920)	(163,991)	(70,668)
Adjustment for net other-than-temporary impairments of continuing operations	—	—	209	134	103	343	552
Adjustment for net realized and unrealized gains on fixed maturity investments and net other-than-temporary impairments of discontinued operations	—	—	—	—	—	—	(42)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$31,038	$104,402	$111,476	$155,450	$57,954	$402,366	$(162,393)

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$0.87	$3.62	$2.75	$3.88	$1.58	$11.23	$(1.84)
Adjustment for net realized and unrealized gains on investments of continuing operations	(0.22)	(1.55)	(0.61)	(0.90)	(0.47)	(3.31)	(1.39)
Adjustment for net other-than-temporary impairments of continuing operations	—	—	—	—	—	0.01	0.01
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$0.65	$2.07	$2.14	$2.98	$1.11	$7.93	$(3.22)

Return on average common equity - annualized	5.2%	22.0%	17.5%	25.6%	10.8%	17.7%	(3.0)%
Adjustment for net realized and unrealized gains on investments of continuing operations	(1.3)%	(9.3)%	(3.8)%	(5.9)%	(3.1)%	(5.1)%	(2.3)%
Adjustment for net other-than-temporary impairments of continuing operations	—%	—%	—%	—%	—%	—%	—%
Operating return on average common equity - annualized	3.9%	12.7%	13.7%	19.7%	7.7%	12.6%	(5.3)%

24

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures. “Managed catastrophe premiums” differs from total catastrophe unit gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Re, which is accounted for under the equity method of accounting and the inclusion of catastrophe premiums written on behalf of the Company's Lloyd's segment. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums, as applicable, assumed by the Company through its consolidated subsidiaries and related joint ventures.
The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share; “tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. “Tangible book value per common share” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets per share. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Book value per common share	$68.14	$68.20	$65.07	$62.68	$59.27
Adjustment for goodwill and other intangibles (1)	(0.86)	(0.85)	(0.83)	(0.84)	(0.82)
Tangible book value per common share	67.28	67.35	64.24	61.84	58.45
Adjustment for accumulated dividends	12.00	11.73	11.46	11.19	10.92
Tangible book value per common share plus accumulated dividends	$79.28	$79.08	$75.70	$73.03	$69.37

Quarter change in book value per common share	(0.1)%	4.8%	3.8%	5.8%	2.4%
Quarter change in tangible book value per common share plus change in accumulated dividends	0.3%	5.3%	4.3%	6.3%	3.1%
Annual change in book value per common share	15.0%				(5.3)%
Annual change in tangible book value per common share plus change in accumulated dividends	17.0%				(1.8)%

(1)
At December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, goodwill and other intangibles included $30.4 million, $32.2 million, $33.3 million, $34.5 million and $33.5 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

25